                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                  March 15, 1996
Commission File Number                                                33-92836

                   FIRST SECURITY AUTO GRANTOR TRUST 1995-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                    Utah
I.R.S. Employer Identification No.                                  36-7153652
Address of principal executive offices           79 South Main, P.O. Box 30006
                                                          Salt Lake City, Utah
Zip Code                                                            84130-0006
Registrant's telephone number, including area code              (801) 246-5165


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Jan. 26, 1996 through Feb. 25, 1996.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1995-A
(Registrant)

By: FIRST SECURITY BANK OF IDAHO, N.A. and
    FIRST SECURITY BANK OF UTAH, N.A.
    (Sellers and Servicers)


[SIGNED]
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A
First Security Auto Grantor Trust 1995-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank Of Utah, N.A.
And First Security Bank Of Idaho, N.A.
Trustee: First Chicago

Collection Period: 1-26-96 Thru 2-25-96
Distribution Date:  3-15-96


                                                                                                         Per $1,000 of
Statement for Class A and Class B Certificateholders Pursuant                                        Original Class A/
to Section 4.7 of the Pooling and Servicing Agreement                                              Class B Certificate
                                                                                                                Amount
(i)  Principal Distribution
          Class A  Amount                                                            8,636,296.04               36.0434
          Class B Amount                                                               406,945.89               36.0416

(ii)  Interest Distribution
          Class A  Amount                                                              887,991.99                3.7060
          Class B Amount                                                                41,845.50                3.7061

(iii)  Yield Supplement Amount                                                             484.65                0.0019

(iv)  Basic Servicing Fee                                                              148,774.00                0.5930

               First Security Bank Of Utah, N.A.                                        59,914.69                0.2388
               First Security Bank Of Idaho, N.A.                                       88,859.31                0.3542

(v)  Class A Certificate Balance (end of Collection Period)                        161,858,165.32
     Class A Pool Factor (end of Collection Period)                                     0.6755120
     Class B Certificate Balance (end of Collection Period)                          7,627,390.00
     Class B Pool Factor (end of Collection Period)                                     0.6755283

(vi)  Total Pool Balance (end of Collection Period)                                169,485,555.32

(vii)  Realized Losses                                                                  93,332.73

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                           0.00
       (y) Excess of Class B Certificate Balance over amount by which                        0.00
           Pool Balance exceeds Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                        7,626,849.99
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the                             0.00
     Sellers or purchased by Servicers
